UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2023

CARRIER GLOBAL CORPORATION

( Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard
Palm Beach Gardens, Florida 33418
(Address of principal executive offices, including zip code)

(561) 365-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 7, 2023, Carrier Global Corporation (“Carrier”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Honeywell International Inc. (“Purchaser”).

Pursuant to the Purchase Agreement, on the terms and subject to the conditions therein, Carrier has agreed to sell, and Purchaser has agreed to acquire, Carrier’s security business, Global Access Solutions (the “Business”), for an enterprise value of $4.95 billion (the “Purchase Price”).  As described in greater detail in the Purchase Agreement, the Purchase Price will be (a) increased or decreased to the extent the amount of the Working Capital (as defined in the Purchase Agreement) of the Business as of immediately prior to the closing of the transactions contemplated by the Purchase Agreement (the “Closing”) is higher or lower than the target working capital amount specified in the Purchase Agreement and (b) decreased by the amount of the Net Indebtedness (as defined in the Purchase Agreement) as of immediately prior to the Closing.

The Closing is subject to certain customary closing conditions, including (a) the receipt of specified consents, authorizations and approvals from governmental entities, (b) the absence of any order, injunction, other judgment or law that makes illegal or prohibits the Closing in specified jurisdictions, and (c) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with covenants by, each of the parties to the Purchase Agreement.  Under the Purchase Agreement, the Closing will occur (i) on the first Business Day (as defined in the Purchase Agreement) of the month following the month during which all closing conditions have been satisfied or waived or (ii) such other date as Carrier and Purchaser may agree.  The Closing is not subject to a financing condition or to the approval of Carrier’s stockholders and is expected to occur before the end of the third quarter of 2024.

The Purchase Agreement contains customary termination rights for each of Carrier and Purchaser, including the right to terminate if the transactions contemplated by the Purchase Agreement have not been completed by December 7, 2025 (the “Outside Date”).  In the Purchase Agreement, Carrier and Purchaser have made customary representations and warranties and have agreed to customary covenants relating to the sale.  From the date of the Purchase Agreement until the Closing, Carrier is required to conduct the Business in the ordinary course of business in all material respects and to comply with certain covenants regarding the operation of the Business.  For two years following the Closing, neither Carrier nor any of its subsidiaries will directly or indirectly engage in certain activities competitive with the Business, as specified in the Purchase Agreement.

Subject to certain limitations, Carrier and Purchaser have agreed to indemnify each other for losses arising from certain breaches of the Purchase Agreement and certain other liabilities.

The foregoing description of the Purchase Agreement, and the transactions contemplated thereby, including the sale of the Business, is included to provide investors with information regarding its terms.  It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

The Purchase Agreement governs the contractual rights between the parties in relation to the sale of the Business.  The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Purchase Agreement and is not intended to provide, modify or supplement any information about Carrier, Purchaser or any of their respective subsidiaries or affiliates, or their respective businesses.  In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Carrier, the Business, or Purchaser.  The representations and warranties contained in the Purchase Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Closing if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts.  The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws to investors or security holders.  For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information and the information in the Purchase Agreement should be considered in conjunction with the entirety of the factual disclosure about Carrier in its public reports filed with the Securities and Exchange Commission.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Carrier’s public disclosures.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “scenario” and other words of similar meaning. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For any forward-looking statements, Carrier claims the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. For a non-exhaustive list of factors that may cause actual results to vary materially from those stated in forward-looking statements, see Carrier’s reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC from time to time. Any forward-looking statement speaks only as of the date on which it is made, Carrier assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
2.1 *	Purchase Agreement dated as of December 7, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

* Certain portions of this exhibit have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K.  The registrant agrees to furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2023
CARRIER GLOBAL CORPORATION
(Registrant)

	By:	/s/ Patrick Goris
Patrick Goris
Senior Vice President and Chief Financial Officer